Exhibit 99.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report of Opinion Research Corporation (the “Company”) on Form 10-Q for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John F. Short, Chairman, CEO and President of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2003	Signed:	/s/ JOHN F. SHORT

	Name: Title:	John F. Short Chairman, CEO and President